Amended and Restated Prospectus and Statement of Additional Information Supplement	January 10, 2024

Putnam Dynamic Asset Allocation Conservative Fund

Putnam Floating Rate Income Fund

Putnam Mortgage Securities Fund

Putnam Sustainable Retirement 2025 Fund

For each of the Putnam Funds listed above, this amended and restated supplement to the Prospectus and Statement of Additional Information supersedes and replaces the supplemented dated January 1, 2024 to the Prospectus and Statement of Additional Information.

On January 1, 2024 (the “Effective Date”), a subsidiary of Franklin Resources, Inc. (“Franklin Resources”) acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”) in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Investment Management, LLC (“Putnam Management”), a wholly-owned subsidiary of Putnam Holdings and the investment manager to the Putnam family of funds (the “Putnam Funds”), Putnam Investments Limited (“PIL”), an indirect, wholly-owned subsidiary of Putnam Holdings and a sub-adviser to certain of the Putnam Funds, and The Putnam Advisory Company, LLC (“PAC”), an indirect, wholly-owned subsidiary of Putnam Holdings and a sub-adviser to certain of the Putnam Funds, became indirect, wholly-owned subsidiaries of Franklin Resources.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of November 30, 2023, after giving effect to the Transaction, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.546 trillion. As a result of the Transaction, Putnam Management, PIL, and PAC will be able to draw on the broader investment resources, including portfolio management, investment research, trading expertise and other capabilities, of Franklin Templeton to the benefit of the Putnam Funds.

Under the Investment Company Act of 1940, as amended, the Transaction resulted in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-advisory contracts that were in place for each Putnam Fund before the Transaction. However, beginning on the Effective Date, Putnam Management and, where applicable, the Putnam Funds’ sub-adviser(s) continued to provide uninterrupted services with respect to the Putnam Funds listed above pursuant to interim investment management and sub-advisory contracts that were approved by the Board of Trustees for use while the Putnam Funds sought shareholder approval of new investment management and sub-advisory contracts. On January 4, 2024, the shareholders of each above-listed Putnam Fund approved new investment management and sub-advisory contracts, which are now in effect. The terms of the new investment management and sub-advisory contracts are substantially similar to those of the previous investment management and sub-advisory contracts.

The Prospectus and Statement of Additional Information for each of the Putnam Funds listed above are amended to reflect the foregoing.

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Prospectus

For each Putnam Fund that offers Class Y shares, as of the Effective Date, the following disclosure replaces and supersedes the corresponding bullet point under “The following investors may purchase class Y shares if approved by Putnam” in the “Here is a summary of the differences among the classes of shares” section:

- current and retired employees of Putnam or an affiliate (including affiliates of Franklin Templeton) and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household) as well as, in each case, Putnam-offered health savings accounts, IRAs, and other similar tax-advantaged plans solely owned by the foregoing individuals;

- current directors of Putnam Investments, LLC who commenced service prior to January 1, 2024 and retired directors of Putnam Investments, LLC who served prior to January 1, 2024, regardless of when they retired;

- current employees of Empower Life & Annuity Insurance Company who began their employment prior to January 1, 2024 and retired employees of Empower Life & Annuity Insurance Company who were employees prior to January 1, 2024, regardless of when they retired; and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam, Empower Life & Annuity Insurance Company, or the fund’s Board of Trustees, the member’s class Y shares convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors of Putnam and employees of Empower Life & Annuity Insurance Company and by the Board of Trustees in its discretion for Trustees; provided that conversion will not take place with respect to class Y shares held by former Putnam employees and their immediate family members in health savings accounts where it is not operationally practicable due to platform or other limitations; and

For each Putnam Fund that offers Class A shares, as of the Effective Date, the following disclosure replaces and supersedes the corresponding bullet point under “Class A shares” in the “Additional reductions and waivers of sales charges” sub-section in the “Here is a summary of the differences among the classes of shares” section:

(i)	current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management, certain current corporate affiliates (including affiliates of Franklin Templeton), and certain former corporate affiliates, their family members, business and personal associates; employer-sponsored retirement plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

Statement of Additional Information

As of the Effective Date, the following disclosure replaces and supersedes the corresponding information in the footnote to the table in the sub-section “Trustee responsibilities and fees” in the section “CHARGES AND EXPENSES”:

** Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his position as an officer of the fund and his direct beneficial interest in shares of Franklin Resources, of which Putnam Management is an indirect wholly-owned subsidiary. Mr. Reynolds is the President of your fund and each of the other Putnam funds, and prior to January 1, 2024, Mr. Reynolds was President and Chief Executive Officer of Putnam Management and Putnam Investments, LLC, the previous parent company to Putnam Management, PIL, and PAC.

As of the Effective Date, the sub-section “Putnam Management and its Affiliates” in the section “MANAGEMENT” is deleted in its entirety and replaced with the following:

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and supervises the fund’s portfolio on an ongoing basis. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), a Delaware corporation. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of November 30, 2023, after giving effect to the Transaction, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.546 trillion.

Certain employees and officers of Franklin Resources and its subsidiaries who engage in investment advisory services may be appointed to serve as officers and/or authorized persons of Putnam Management and/or PAC and, in that capacity, may provide investment research, investment recommendations and other services to Putnam Management and/or PAC from time to time.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Franklin Resources or its affiliates will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

As of the Effective Date, the table in the sub-section “Trustees” in the section “MANAGEMENT” is deleted in its entirety and replaced with the following:

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Liaquat Ahamed (Born 1952), Trustee since 2012	Author; won Pulitzer Prize for Lords of Finance: The Bankers Who Broke the World.	105	Chair of the Sun Valley Writers Conference, a literary not-for-profit organization; and a Trustee of the Journal of Philosophy.
Barbara M. Baumann (Born 1955), Trustee since 2010, Vice Chair since 2022	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	105	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children’s Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.
Katinka Domotorffy (Born 1975), Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	105	Director of the Great Lakes Science Center and of College Now Greater Cleveland.
Catharine Bond Hill (Born 1954), Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.	105	Director of Yale-NUS College; and Trustee of Yale University.

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Kenneth R. Leibler (Born 1949), Trustee since 2006, Vice Chair from 2016 to 2018,Chair since 2018	Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	105	Director of Eversource Corporation, which operates New England’s largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
*Jennifer Williams Murphy (Born 1964), Trustee since 2022	Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.	105	Previously, a Director of Western Asset Mortgage Capital Corporation.

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Marie Pillai (Born 1954), Trustee since 2022	Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer and Treasurer of General Mills, Inc., a global food company.	105	Member of the Investment Committee of the Bush Foundation, a non-profit organization supporting community problem-solving in Minnesota, North Dakota and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.
George Putnam III (Born 1951), Trustee since 1984	Chair of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	105

Director of The Boston Family Office, LLC, a registered investment adviser; a Director of the Gloucester Marine Genomics Institute; a Trustee of the Lowell Observatory Foundation; and previously a Trustee of the Marine Biological Laboratory.

Manoj P. Singh (Born 1952), Trustee since 2017	Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico and Southeast Asia.	105	Director of ReNew Energy Global Plc, a publicly traded renewable energy company; Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children’s education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Mona K. Sutphen (Born 1967), Trustee since 2020	Partner, Investment Strategies at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.	105	Director of Spotify Technology S.A., a publicly traded audio content streaming service; Director of Unitek Learning, a private nursing and medical services education provider in the United States; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; member of the Advisory Board for the Center on Global Energy Policy at Columbia University’s School of International and Public Affairs; previously Director of Pattern Energy and Pioneer Natural Resources, publicly traded energy companies; and previously Managing Director of UBS AG.

Name, Address[1], Year of Birth, Position(s) Held with Fund and Length of Service as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in the Putnam Funds Complex Overseen by Trustee[3]	Other Directorships Held by Trustee

Interested Trustees
**Robert L. Reynolds (Born 1952), Trustee since 2008	Chair of Great-West Lifeco U.S. LLC. Prior to 2019, also President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. LLC, a holding company that owns Putnam Investments and Great-West Financial, and a member of Great-West Financial’s Board of Directors. Until 2023, President and Chief Executive Officer of Putnam Investments, President and Chief Executive Officer of Putnam Management, and member of Putnam Investments’ Board of Directors.	105	Director of the Concord Museum; Director of Dana-Farber Cancer Institute; Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory Board of the American Ireland Fund; Council Co-Chair of the American Enterprise Institute; Member of U.S. Chamber of Commerce, Center for Capital Markets Competitiveness; Chair of Massachusetts High Technology Council; Member of the Chief Executives Club of Boston; Member of the Massachusetts General Hospital President’s Council; Chairman of the Board of Directors of the Ron Burton Training Village; Director and former Chair of the Massachusetts Competitive Partnership; former Chair of the West Virginia University Foundation; and former Executive Committee Member of the Greater Boston Chamber of Commerce.

1 The address of each Trustee is 100 Federal Street, Boston, MA 02110.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death or removal.

3 The Putnam funds complex is composed of the Putnam mutual funds, closed-end funds, and exchange-traded funds. As of December 31, 2023, there were 89 mutual funds, 4 closed-end funds and 12 exchange-traded funds. Each Trustee listed in the table above serves as Trustee of each fund in the Putnam funds complex.

* Ms. Murphy is the founder, controlling member, and Chief Executive Officer of Runa Digital Assets, LLC (“RDA”), the investment manager of Runa Digital Partners, LP (“RDP”), a private investment fund. Ms. Murphy also holds a controlling interest in RDP’s general partner and is a limited partner in RDP. A subsidiary of Franklin Templeton and certain individuals employed by Franklin Templeton or its affiliates have made passive investments as limited partners in RDP (one of whom serves on the advisory board for RDA, which has no governance or oversight authority over RDA), representing in the aggregate approximately 33% of RDP as of October 31, 2023. In addition, if certain conditions are met, Franklin Templeton will be entitled to receive a portion of any incentive compensation allocable to RDP’s general partner. For so long as Franklin Templeton maintains its investment in RDP, Ms. Murphy also has agreed upon request to advise and consult with Franklin Templeton and its affiliates on the market for digital assets. Ms. Murphy provides similar service to other limited partners in RDP that request her advice. Ms. Murphy also is entitled to receive deferred cash compensation in connection with her prior employment by an affiliate of Franklin Templeton, which employment ended at the end of 2021. With regard to Ms. Murphy, the relationships described above may give rise to a potential conflict of interest with respect to the Funds.

** Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his position as an officer of the fund and his direct beneficial interest in shares of Franklin Resources, of which Putnam Management is an indirect wholly-owned subsidiary. Mr. Reynolds is the President of your fund and each of the other Putnam funds, and prior to January 1, 2024, Mr. Reynolds was President and Chief Executive Officer of Putnam Management and Putnam Investments, LLC, the previous parent company to Putnam Management, PIL, and PAC.

As of the Effective Date, the “Interested Trustee” portion of the sub-section “Trustee Qualifications” in the section “MANAGEMENT” is deleted in its entirety and replaced with the following:

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of a major mutual fund organization in the United States and his previous role as President and Chief Executive Officer of Putnam Management and Putnam Investments, LLC, the previous parent company to Putnam Management, PIL, and PAC.

As of the Effective Date, the sub-section “Officers” in the section “MANAGEMENT” is deleted in its entirety and replaced with the following:

Officers

The other officers of the fund, in addition to Robert L. Reynolds, the fund’s President, are shown below.  All of the officers of your fund listed below are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]
Jonathan S. Horwitz[4] (Born 1955) Executive Vice President, Principal Executive Officer, and Compliance Liaison	Since 2004	Executive Vice President, Principal Executive Officer, and Compliance Liaison, The Putnam Funds.
Stephen J. Tate (Born 1974) Vice President and Chief Legal Officer	Since 2021

General Counsel, Putnam U.S. Holdings I, LLC (“Putnam Holdings”), Putnam Management and Putnam Retail Management (2021 – Present).

Deputy General Counsel and related positions, Putnam Investments, Putnam Management and Putnam Retail Management (2004-2021).

Name, Address[1], Year of Birth, Position(s) Held with Fund	Length of Service with the Putnam Funds[2]	Principal Occupation(s) During Past 5 Years and Position(s) with Fund’s Investment Adviser and Distributor[3]
James F. Clark[3] (Born 1974) Vice President and Chief Compliance Officer	Since 2016	Chief Compliance Officer, Putnam Holdings and Putnam Management (2016 – Present). Associate General Counsel, Putnam Investments, Putnam Management and Putnam Retail Management (2003-2015).
Michael J. Higgins[4] (Born 1976) Vice President, Treasurer, and Clerk	Since 2010	Vice President, Treasurer, and Clerk, The Putnam Funds.
Kevin R. Blatchford (Born 1967) Vice President and Assistant Treasurer	Since 2023	Director, Financial Reporting, Putnam Holdings
Kelley Hunt (Born 1984) AML Compliance Officer	Since 2023	Manager, U.S. Financial Crime team, Franklin Templeton
Janet C. Smith (Born 1965) Vice President, Principal Financial Officer, Principal Accounting Officer, and Assistant Treasurer	Since 2007	Head of Fund Administration Services, Putnam Holdings and Putnam Management.
Alan G. McCormack[5] (Born 1964) Vice President and Derivatives Risk Manager	Since 2022	Head of Quantitative Equities and Risk, Putnam Management.
Martin Lemaire[5] (Born 1984) Vice President and Derivatives Risk Manager	Since 2022	Risk Manager, Putnam Management (2020 – Present). Risk Analyst, Putnam Management (2016 – 2020).
Denere P. Poulack[4] (Born 1968) Assistant Vice President, Assistant Clerk, and Assistant Treasurer	Since 2004	Assistant Vice President, Assistant Clerk, and Assistant Treasurer, The Putnam Funds.

1The address of each Officer, other than Ms. Hunt, is 100 Federal Street, Boston, MA 02110. Ms. Hunt’s address is 100 Fountain Parkway, St. Petersburg, FL 33716.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds, except in certain cases where a fund has a unitary fee and/or expense limitation arrangement whereby Putnam Management is responsible for all or a portion of these individuals’ compensation.

5 Messrs. McCormack and Lemaire each serve as Vice President and Derivatives Risk Manager for the funds, except Putnam Government Money Market Fund, Putnam Money Market Fund, and Putnam VT Government Money Market Fund.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with their employers.

As of the Effective Date, sub-section “Principal Underwriter” in the section “MANAGEMENT” is deleted in its entirety and replaced with the following:

Putnam Retail Management, located at 100 Federal Street, Boston, MA 02110, is the principal underwriter of shares of the fund and the other continuously offered Putnam Funds. Putnam Retail Management is a wholly-owned subsidiary of Franklin Resources. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

Shareholders should retain this Supplement for future reference.

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